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|CE Software |    PROXY                             CE SOFTWARE HOLDINGS, INC.
|            |                                      1801 INDUSTRIAL CIRCLE
|   logo     |                                      WEST DES MOINES, IOWA 50265
|            |    ______________________________________________________________
|            |
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                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSAL 1.






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The undersigned hereby appoints Richard A. Skeie and John S. Kirk as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of CE Software Holdings, Inc., as held of record by the undersigned on January 8, 1999, at the annual meeting of shareholders to be held February 25, 1999, or any adjournment thereof.

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
1.ELECTION OF DIRECTORS
  [ ] FOR all nominees listed below                  [ ] WITHHOLD AUTHORITY to vote
      (EXCEPT AS MARKED TO THE CONTRARY BELOW).          for all nominees listed below.
01 Sheldon T. Fleck   02 Christian F. Gurney   03 John S. Kirk   04 David J. Lundquist  05 Richard A. Skeie

  (Instructions: To withhold authority to vote for any indicated nominee,    -----------------------------
   write the number(s) of the nominee(s) in the box provided to the right.)  |                           |
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2. PROPOSAL to approve elimination of Class B common and preferred stock.    [ ]FOR  [ ]AGAINST  [ ]ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

[Please sign the Proxy and return it in the enclosed envelope.]
Please sign exactly as name appears below.

                                                                              Dated _____________, 1999.


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When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.  If a corporation, please sign a full corporate name by resident or authorized officer.  If a partnership, please sign in partnership name by authorized person.


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